Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

Dated as of December 15, 2011

among

HELEN OF TROY L.P., a Texas limited partnership

as the Borrower,

HELEN OF TROY LIMITED, a Bermuda company,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and

L/C Issuer,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as

Sole Lead Arranger and Sole Book Manager

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of December 15, 2011, is entered into among HELEN OF TROY L.P., a limited partnership duly organized under the laws of the State of Texas (the “Borrower”), HELEN OF TROY LIMITED, a Bermuda company (“Limited”), the lenders party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

BACKGROUND

A.            The Borrower, Limited, the Lenders, and Bank of America as the Administrative Agent, Swing Line Lender and L/C Issuer are parties to that certain Credit Agreement, dated as of December 30, 2010, as amended by that certain First Amendment to Credit Agreement, dated as of January 14, 2011 (said Credit Agreement, as amended, the “Credit Agreement”).  The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.            The parties to the Credit Agreement desire to (a) increase the Aggregate Commitments to $250,000,000 and (b) make another amendment to the Credit Agreement.

C.            The Borrower, Limited, the Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Limited, the Lenders, and the Administrative Agent covenant and agree as follows:

1.             AMENDMENTS.

(a)           The definition of “Change in Law” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

(b)           Section 6.01(a) of the Credit Agreement is hereby amended by deleting the word “consolidating” in the last line of such Section on page 70 of the Credit Agreement and inserting the word “consolidated” in lieu thereof.

(c)           Schedule 2.01 to the Credit Agreement is hereby amended to be in the form of Schedule 2.01 to this Second Amendment, and the Commitment and Applicable Percentages of each Lender, after giving effect to this Second Amendment, is set forth in Schedule 2.01.

2.             REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, each of the Borrower and Limited represents and warrants that, as of the date hereof:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on such earlier date;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this Second Amendment, the replacement Revolving Loan Note payable to the order of each Lender in the amount of each Lender’s Commitment as increased by this Second Amendment (the “Replacement Notes”), (ii) Limited has full power and authority to execute and deliver this Second Amendment, (iii) this Second Amendment and the Replacement Notes have been duly executed and delivered by the Borrower and Limited, as the case may be, and (iv) this Second Amendment, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and Limited, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this Second Amendment, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or Limited, or any indenture, agreement or other instrument to which the Borrower or Limited or any of their respective property is subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by (A) the Borrower of this Second Amendment or the Replacement Notes, and (B) Limited of this Second Amendment or (ii) the acknowledgment by each Guarantor of this Second Amendment.

3.             CONDITIONS TO EFFECTIVENESS.  This Second Amendment shall be effective upon satisfaction or completion of the following (the “Second Amendment Effective Date”):

(a)           the Administrative Agent shall have received counterparts of this Second Amendment executed by each of the Lenders;

(b)           the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and Limited and acknowledged by each Guarantor;

(c)           the Administrative Agent shall have received a duly executed Replacement Note for each Lender;

(d)           the Administrative Agent shall have received (i) an executed Unanimous Consent of the Board of Directors of Helen of Troy Nevada Corporation, the sole general partner of the Borrower, authorizing the execution, delivery and performance of this Second Amendment and the Replacement Notes by the Borrower and (ii) an executed Resolution of the Board of Directors of Limited authorizing the execution, delivery and performance of this Second Amendment by Limited;

(e)           the Administrative Agent shall have received opinions of U.S. counsel of the Borrower and Bermuda counsel of Limited with respect to the matters covered in Sections 2(c), (d) and (e) of this Second Amendment in form and substance satisfactory to the Administrative Agent;

(f)            the Acquisition by the Helen of Troy Texas Corporation of all of the issued and outstanding Equity Interests of Pur Water Purification Products, Inc. shall have occurred and shall be an Acquisition permitted pursuant to Section 7.02(i) of the Credit Agreement;

(g)           the Administrative Agent and the Lenders shall have received the fees agreed to be paid to them by the Borrower; and

(h)           the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4.             ALLOCATION AMONG LENDERS.  Upon the effectiveness of this Second Amendment, the Administrative Agent shall make such transfer of funds among the Lenders as are necessary in order that the outstanding balance of the Loans on the Second Amendment Effective Date, together with any Loans funded on the Second Amendment Effective Date, reflect the respective Commitments of the Lenders hereunder after giving effect to this Second Amendment.  If as a result of such transfers provided for in this Section 4, any loss, cost or expense is incurred by a Lender pursuant to Section 3.05 of the Credit Agreement, the Borrower shall pay to such Lender such amounts required to be paid pursuant to such Section 3.05.

5.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b)           The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

6.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7.             GUARANTOR’S ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower and Limited of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein and (ii) cover the Aggregate Commitments, as increased by this Second Amendment, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

8.             EXECUTION IN COUNTERPARTS.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9.             GOVERNING LAW; BINDING EFFECT.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

10.           HEADINGS.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

11.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT

THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

HELEN OF TROY L.P., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY LIMITED, a Bermuda corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Gary Mingle
Gary Mingle
Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as Syndication Agent

By:	/s/ Ruben R. Hernandez
	Name:	Ruben R. Hernandez
	Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Vontobu Terry
	Name:	Vontobu Terry
	Title:	Corporate Banking Officer

HSBC BANK USA, N.A., as a Lender

By:	/s/ Sarah S. Knudsen
	Name:	Sarah S. Knudsen
	Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ DeVon J. Lang
	Name:	DeVon J. Lang
	Title:	Vice President

ACKNOWLEDGED AND AGREED:

HELEN OF TROY LIMITED, a Bermuda company

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY LIMITED, a Barbados corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HOT NEVADA, INC., a Nevada corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY NEVADA CORPORATION, a Nevada corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY TEXAS CORPORATION, a Texas corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

IDELLE LABS LTD., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner

	By:	/s/ Gerald J. Rubin
		Name:	Gerald J. Rubin
		Title:	Chairman, Chief Executive Officer and President

OXO INTERNATIONAL LTD., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner

	By:	/s/ Gerald J. Rubin
		Name:	Gerald J. Rubin
		Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY MACAO COMMERCIAL OFFSHORE LIMITED, a Macau corporation

	By:	/s/ Gerald J. Rubin
		Name:	Gerald J. Rubin
		Title:	Chairman, Chief Executive Officer and President

KAZ, INC., a New York corporation

	By:	/s/ Gerald J. Rubin
		Name:	Gerald J. Rubin
		Title:	Chairman, Chief Executive Officer and President

KAZ USA, INC., a Massachusetts corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

KAZ CANADA, INC., a Massachusetts corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage

Bank of America, N.A.	$83,000,000	33.20%
JPMorgan Chase Bank, N.A.	$50,000,000	20.00%
Branch Banking and Trust Company	$39,000,000	15.60%
Comerica Bank	$39,000,000	15.60%
HSBC Bank USA, N.A.	$39,000,000	15.60%
Total	$250,000,000	100.00%

Schedule 10.02